SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 10, 1997
                         ------------------------------
                                 Date of Report

                         AMERICAN PHARMACEUTICAL COMPANY
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

DELAWARE                            33-35153-D                 84-1138558
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(State or Other Jurisdiction        (Commission              (IRS Employer
 of Incorporation)                   File Number)            Identification No.)

12 DWIGHT PLACE                  FAIRFIELD, NEW JERSEY         07004
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (973)-276-1310
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              (Registrant's telephone number, including area code)

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Item 5. Other Events

On October 10, 1997, by unanimous written consent, the Directors of American Pharmaceutical Company extended to expiration date of the Company's Class B and Class C Warrants to April 30, 1998.

The Company signed a lease and moved to occupy a 16,000 square foot building, for the executive offices, packaging operations and warehouse, located in an industrial park in Fairfield, New Jersey. The lease for the premises provides for rental payments in equal monthly installments of $7,333 until the expiration of the lease in September, 2002. In addition, the Company is required to pay all real estate taxes and utility expenses associated with the property. The lease may be renewed for another five year term upon its expiration.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

                               AMERICAN PHARMACEUTICAL COMPANY


DATED October 10, 1997         By: /s/ Christian M. Van Pelt
                                  --------------------------------------------
                                  Christian M. Van Pelt, Chairman of the Board & Secretary


DATED October 10, 1997         By: /s/ Alfred C. Bagwell
                                   --------------------------------------------
                                   Alfred C. Bagwell, President & CEO